AGREEMENT FOR SALES OF MERCHANDISE

This Agreement of Purchase and Sale (the "Agreement") is made effective 6-8-16

BETWEEN: HONGKONG CHICTEC INTERNATIONAL TRADING LIMITED. (the "Vendor"), a company, with its head office located at Room 1707,17/F., Henan Building, No.90, Jaffe Road,Wanchai,Hong Kong

AND:

Loyal Source Market Services inc
(the "Purchaser"), with main address located at 13025 Klimovske, Zilina, Slovakia, 01001

1. SUBJECT-MATTER

1.1 The Purchaser agrees to buy and the Vendor agrees to sell to the Purchaser as a going concern all the Air Purifier products which the vendor manufactures

2. PURCHASE PRICE□

2.1 The purchase price payable for the merchandise is the total of the amounts agreed upon between seller and purchaser prior to shipment or goods.

3. CONDITIONS, REPRESENTATIONS AND WARRANTIES□

3.1 In addition to anything else in this agreement, the following are conditions of completing this agreement:

. a) That the Vendor supply or deliver on closing all of the closing documents;

. b) That Purchaser's board of directors has duly authorized the execution of this agreement.

4. MISCELLANEOUS

4.1 There are no representations, warranties, conditions, terms or collateral contracts affecting the □ transaction contemplated in this agreement except as set out in this agreement.

VENDOR	PURCHASER
Chictec International Trading HongKong Limited 香港信泰國際貿易有限公司	
Authorized Signature	Authorized Signature
Caroline Zeng	
Print Name and Title	Print Name and Title
Caroline Zeng/Export Manager	KAMIL HORNIK/president